Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated January 16, 2018 to the

Blackstone Alternative Multi-Strategy Fund

Prospectus and Statement of Additional Information,

each dated July 31, 2017

Removal of Sub-Adviser

Effective immediately, GS Investment Strategies, LLC (“GSIS”) will no longer serve as a sub-adviser to the Fund. The Fund’s assets managed by GSIS have been re-allocated by Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, to the Fund’s other sub-advisers or to BAIA to manage directly. Therefore, all references to GSIS in the Fund’s Prospectus and Statement of Additional Information are hereby removed.

Shareholders should retain this Supplement for future reference.